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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: January 16, 2001


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
      --------------------------------------------------------------------
                  (Originator of the Trust referred to herein)


                   CHASE MANHATTAN AUTO GRANTOR TRUST 1996-B
         --------------------------------------------------------------
                      (Issue with respect to Certificates)
           (Exact name of the registrant as specified in its charter)


       United States                    333-7575                 22-2382028
----------------------------    ------------------------     -------------------
(State or other jurisdiction    (Commission File Number)     (IRS Employer
of incorporation)                                            Identification No.)


                802 Delaware Avenue, Wilmington, Delaware           19801
                -----------------------------------------         ----------
                (Address of principal executive offices)          (Zip Code)

Registrant's telephone number, including area code:  (212) 270-6000


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Item 5.  Other Events:


         Chase Manhattan Auto Grantor Trust 1996-B is the issuer of two classes of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On January 16, 2001, Chase USA, as servicer, distributed monthly interest to the holders of the Series 1996-B certificates. Chase USA furnished a copy of the monthly certificateholders' report for the series as required by the Pooling and Servicing Agreement. A copy of the monthly certificateholders' report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.

         On December 31, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation completed their merger, with the surviving corporation being named J.P. Morgan Chase & Co. ("J.P. Morgan Chase"). The Chase Manhattan Bank ("Chase"), Chase USA and Morgan Guaranty Trust Company of New York are subsidiaries of J.P. Morgan Chase.

         During the fourth quarter of 2000, J.P. Morgan Chase implemented a revised policy for consumer loan charge-offs to conform with a policy statement adopted by the Federal Financial Institutions Examination Council ("FFIEC"). The FFIEC policy, originally issued in February 1999, established uniform guidelines for the charge-off of consumer loans to delinquent, bankrupt, deceased and fraudulent borrowers. In connection with the implementation of this policy, J.P. Morgan Chase took a $93 million charge-off for credit card, auto finance and mortgage loans on a managed basis (i.e., including securitizations) in the fourth quarter of 2000. Chase USA does not believe that the revised charge-off policy will materially affect the interests of holders of the certificates.

Item 7(c).  Exhibit

                  Exhibits          Description
                  --------          -----------

                  20.1 Monthly Certificateholders statements with respect to the January 16, 2001 distribution.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 26, 2001

                                             By: THE CHASE MANHATTAN BANK,
                                                 USA, NATIONAL ASSOCIATION
                                                 as Servicer


                                             By: /s/ Patricia Garvey
                                                 ----------------------------
                                                 Name:  Patricia Garvey
                                                 Title: Vice President


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                               INDEX TO EXHIBITS
                               -----------------


Exhibit No.                    Description
-----------                    -----------
20.1                           Certificateholder Report dated January 16, 2001
                               delivered pursuant to Section 5.7 of the Pooling and Servicing Agreement dated as of September 1, 1996.